Form 8-K/A
                 SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                 AMENDMENT TO APPLICATION OR REPORT
            Filed Pursuant to Section 12, 13 or 15(d) of
                THE SECURITIES EXCHANGE ACT OF 1934

               United Dominion Realty Trust, Inc.
       (Exact name of registrant as specified in its charter)

                           AMENDMENT NO. 2

     The undersigned registrant hereby amends its Current Report on Form 8-K dated April 15, 1994 by adding the consents of experts.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits
              (23) Consents of experts

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                                          (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  June 14, 1994